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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 4, 1998 relating to the financial statements and financial statement schedule of Project Software & Development, Inc., which appears in Project Software & Development, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1998.




                                                  PricewaterhouseCoopers LLP


Boston, Massachusetts
May 20, 1999